SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 9, 2015
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Woodbury, NY – October 9, 2015. Today Research Frontiers (Nasdaq: REFR) hosted a licensee conference at the Milan Expo in Milan, Italy on the terrace of the USA Pavilion. The USA Pavilion features an SPD-SmartGlass roof, consisting of 312 panels that make up over 10,000 sq. ft. of continuous smart glass made by our licensee Isoclima. To learn more about the Milan Expo and the SPD-SmartGlass roof at the USA Pavilion, please see our original press release from the opening of the World’s Fair in May.

President and CEO, Joseph Harary, presented at the well-attended event which included representatives from various licensees around the world including, Hitachi Chemical, Asahi Glass Company, Cricursa, DIC/Sun Chemical, GKN Aerospace, iGlass, Isoclima, Pittsburgh Glass Works, Saint Gobain, Smart Glass International as well as various customers and other attendees. Other presentations of the day were from Andrea Grassi on the benefits of SPD-SmartGlass from Genius Loci Architecture and Roberto Rampazzo, Production Manager of Isoclima, which presented a helicopter window, automotive sunroof and architectural skylight. Following the presentations, licensees met in breakout sessions and one- on-one meetings with other licensees, fostering further collaboration and growth.

Joseph M. Harary, President of Research Frontiers, noted his appreciation to the licensees which have made SPD-SmartGlass the best selling smart window technology in the world and said, “We felt that it was time for us to get together as an industry. The SPD-SmartGlass industry has grown considerably, particularly in the last two years with the introduction of the Mercedes S-Class sedan, being standard equipment on seven different model aircraft and the growth of architects specifying our technology in major architectural projects around the world.”

The end of October marks the closing of the Milan Expo, which broke records for attendance, which saw about 150,000 people a day and 200,000 people a day on weekends. Overall 20 million people are expected to attend.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1       Research Frontiers Press Release dated October 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
	By:	Seth L. Van Voorhees
	Title:	CFO and VP, Business Development

Dated: October 13, 2015